                                                                                                       Exhibit 10.2
                                             NOTE AMENDMENT AGREEMENT

         THIS  AMENDMENT  is made as of the  26th day of June,  2002,  by and  between  TROPICAL  SPORTSWEAR  INT'L
CORPORATION  (the  "Borrower"),  a Florida  corporation,  and BANK OF AMERICA,  N.A. (the  "Lender"),  successor to
NationsBank, N.A.

                                                     Recitals
                                                     --------

         The Borrower  executed a Renewal and  Replacement  Promissory  Note (as amended from time to time prior to the  date  hereof,  the  "Note")  dated  May  28,  1999,  in  favor  of the  Lender  in  the  principal  amount  of
$15,500,000.00. The parties wish to amend the Note in accordance with the terms hereof.

         NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

         1.       Section 3 of the Note is hereby  amended so that,  from and after the date  hereof,  such section shall read as follows:

                  3.       Payments.

                           (a)      The Borrower shall pay all accrued  interest  hereunder on the 28th day of each calendar  month  commencing  on June 28, 2002,  and  continuing  on the 28th day of each calendar month thereafter.

                           (b)      The Borrower shall pay all outstanding  principal hereunder,  together with all then accrued and unpaid interest, on May 15, 2008.

                           (c)      The Borrower  shall make all  payments  hereunder in lawful money of the United
                  States  at the  Lender's  address  set forth  herein or at such  other  place as the  Lender  may designate in writing.

         2.       The  Borrower  agrees that the Note,  as amended  herein and as the same may be further  amended, extended or renewed  from time to time,  shall  continue  to be  secured,  without  limitation,  by all  collateral pledged  pursuant to that certain  Amended and Restated Real Estate Mortgage dated May 28, 1999, as the same may be amended or  restated  from time to time,  executed by the  Borrower  in favor of the Lender and  recorded in Volume
09656, Page 1689, Official Records of Hillsborough County, Florida.

         3.       The Note shall continue in full force and effect except as modified herein.

         DATED the day and year first above written.

                                            TROPICAL SPORTSWEAR INT'L CORPORATION

                                            By:   /s/ Robin Cohan
                                                  Its: Senior Vice President
                                                                            -

                                                      BANK OF AMERICA, N.A.

                                            By:   /s/ David Mumma
                                                  Its: Vice President